SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                  000-50323              32-0061893
   ----------------------------      -------------      ----------------------
   (State or other jurisdiction      (File Number)        (I.R.S. Employer
        of incorporation)                               identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

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

Item 8.01.        Other Events.
                  ------------

                  On October 23, 2006, Registrant issued a press release announcing that Daisy C. Plovnick has joined Charter Services Group, Inc., a subsidiary of Service 1st Bancorp, as Vice President. Charter Services provides comprehensive consulting services exclusively for de novo (i.e., start-up banks).

                  The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                           --------------------

                           None.

                  b.       Pro Forma Financial Information
                           -------------------------------

                           None.

                  c.       Exhibits
                           --------

                           (99.1) Press Release dated October 23, 2006


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 23, 2006

Service 1st Bancorp


By: /s/ ROBERT BLOCH
    --------------------------------------------------
    Executive Vice President / Chief Financial Officer


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

                                  EXHIBIT INDEX



                                                                     Sequential
   Exhibit Number                 Description                        Page Number
   --------------                 -----------                        -----------

       99.1           Press Release dated October 23, 2006               5


                                  Page 4 of 5